Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
NOTE 5. ACQUISITIONS
For each of the acquisitions described below, the estimated fair values of the net assets acquired below are provisional as of December 31, 2014 and are based on information that is currently available to the Company. Additional information is being gathered to finalize these provisional measurements. Accordingly, the measurement of the assets acquired and liabilities assumed may change upon finalization of the Company’s valuations and completion of the purchase price allocations, all of which are expected to occur no later than one year from the respective acquisition dates.
Paladin Labs Inc. Acquisition
On February 28, 2014 (the Paladin Acquisition Date) EHSI acquired all of the shares of Paladin and a subsidiary of ours merged with and into EHSI, with EHSI surviving the merger. As a result of these transactions, the former shareholders of EHSI and Paladin became the shareholders of Endo International plc, a public limited company organized under the laws of Ireland, and both EHSI and Paladin became our indirect wholly-owned subsidiaries.
Under the terms of the transaction, former Paladin shareholders received 1.6331 shares of Endo International plc stock, or approximately 35.5 million shares, and C$1.16 in cash, for total consideration of $2.87 billion as of February 28, 2014. On the Paladin Acquisition Date, each then current EHSI shareholder received one ordinary share of Endo International plc for each share of EHSI common stock owned upon closing. Immediately following the closing of the transaction, former EHSI shareholders owned approximately 79% of Endo International plc, and former Paladin shareholders owned approximately 21%.
The acquisition consideration was as follows (in thousands of U.S. dollars, except for per share amounts):

Number of Paladin shares paid through the delivery of Endo International ordinary shares	20,765
Exchange ratio	1.6331
Number of ordinary shares of Endo International—as exchanged*	33,912
Endo International ordinary share price on February 28, 2014	$80.00
Fair value of ordinary shares of Endo International issued to Paladin Shareholders*		$2,712,956
Number of Paladin shares paid in cash	20,765
Per share cash consideration for Paladin shares (1)	$1.09
Cash distribution to Paladin shareholders*		22,647
Fair value of the vested portion of Paladin stock options outstanding—1.3 million at February 28, 2014 (2)		131,323
Total acquisition consideration		$2,866,926
__________

*	Amounts do not recalculate due to rounding.

(1)	Represents the cash consideration per the arrangement agreement of C$1.16 per Paladin share translated into U.S. dollars utilizing an exchange rate of $0.9402.

(2)
Represents the fair value of vested Paladin stock option awards attributed to pre-combination services that were outstanding on the Paladin Acquisition Date and settled on a cash-less exercise basis for Endo International plc shares.

Paladin is a specialty pharmaceutical company headquartered in Montreal, Canada, focused on acquiring and in-licensing innovative pharmaceutical products for the Canadian and world markets. Paladin’s key products serve growing therapeutic areas including attention deficit hyperactivity disorder (ADHD), pain, urology and allergy. In addition to its Canadian operations, Paladin owns a controlling interest in Laboratorios Paladin de Mexico S.A. in Mexico and in publicly traded Litha Healthcare Group Limited (Litha) in South Africa.
Paladin’s stable and growing cash flows and strong Canadian franchise complement Endo’s existing portfolio and further diversify Endo’s pharmaceutical product mix and geographic reach. The Company believes the transaction will generate operational and tax synergies and will create a financial platform to facilitate organic growth with broader options for future strategic activity.
While the Paladin acquisition was primarily equity based, Endo also made changes to its existing debt structure to complete the transaction, as further described in Note 13. Debt.
The operating results of Paladin from and including February 28, 2014 are included in the accompanying Consolidated Statements of Operations for the year ended December 31, 2014. The Consolidated Balance Sheets as of December 31, 2014 reflect the acquisition of Paladin, effective February 28, 2014.
The following table summarizes the preliminary fair values of the assets acquired and liabilities assumed at the Paladin Acquisition Date (in thousands):

	February 28, 2014 (As initially reported)	Measurement period adjustments	February 28, 2014 (As adjusted)
Cash and cash equivalents	$113,571	$—	$113,571
Marketable securities	89,420	—	89,420
Accounts receivable	93,832	3,262	97,094
Inventories	62,095	1,498	63,593
Prepaid expenses and other current assets	32,605	9	32,614
Deferred income tax assets, current	11,719	1,423	13,142
Property, plant and equipment	7,299	4	7,303
Intangible assets	676,000	(1,752)	674,248
Other assets	56,289	1,255	57,544
Total identifiable assets	$1,142,830	$5,699	$1,148,529
Accounts payable and accrued expenses	$124,321	$7,099	$131,420
Income taxes payable	22,524	934	23,458
Deferred income taxes	160,620	(22,967)	137,653
Debt	23,826	—	23,826
Other liabilities	9,578	30,890	40,468
Total liabilities assumed	$340,869	$15,956	$356,825
Net identifiable assets acquired	$801,961	$(10,257)	$791,704
Noncontrolling interests	$(69,600)	$30,800	$(38,800)
Goodwill	2,134,565	(20,543)	2,114,022
Net assets acquired	$2,866,926	$—	$2,866,926

During the third quarter of 2014, the Company divested its Canadian rights to Oralair, an intangible asset acquired during the Paladin acquisition, for total proceeds of approximately $4.2 million. See Note 10. Goodwill and Other Intangibles for the impact of the sale on the gross intangible assets of the Company.
The estimated fair value of the Paladin assets acquired and liabilities assumed are provisional as of December 31, 2014 and are based on information that is currently available to the Company. Additional information is being gathered to finalize these provisional measurements, particularly with respect to certain acquired equity and cost method investments, property, plant and equipment, intangible assets, contingent assets and liabilities, deferred income taxes and noncontrolling interests. Accordingly, the measurement of the Paladin assets acquired and liabilities assumed may change significantly upon finalization of the Company’s valuations and completion of the purchase price allocation, both of which are expected to occur no later than one year from the acquisition date.
The Company expects multiple reporting units to benefit, directly or indirectly, from the synergies arising from the Paladin acquisition. As a result, as of December 31, 2014, the Company has provisionally assigned the goodwill arising from the Paladin acquisition to multiple reporting units across each of its reportable segments. This assignment was based on the relative incremental benefit expected to be realized by each impacted reporting unit. The Company is continuing to assess the amount of goodwill assigned to each reporting unit and the underlying allocation methodology used to assign this goodwill. See Note 10. Goodwill and Other Intangibles for the preliminary allocation of Paladin-related goodwill by reportable segment.
The valuation of the intangible assets acquired and related amortization periods are as follows:

	Valuation (in millions)	Amortization Period (in years)
Developed Technology:
Canada Base Prescription	$410.0	12
Canada OTC	50.0	11
Canada Other	74.2	11
Litha	70.0	12
Licenses not renewed	4.5	3
Total	$608.7
In Process Research & Development (IPR&D):
Serelaxin	$55.0	n/a
Other	10.5	n/a
Total	$65.5
Total other intangible assets	$674.2
The preliminary fair values of the developed technology and IPR&D assets were estimated using a discounted present value income approach. Under this method, an intangible asset’s fair value is equal to the present value of the incremental after-tax cash flows (excess earnings) attributable solely to the intangible asset over its remaining useful life. To calculate fair value, the Company used cash flows discounted at rates ranging from 9.5% to 15.5%, which were considered appropriate given the inherent risks associated with each type of asset. The Company believes that the level and timing of cash flows appropriately reflect market participant assumptions. This analysis is preliminary and is subject to further adjustment as additional information becomes available.
The goodwill recognized is attributable primarily to strategic and synergistic opportunities related to existing pharmaceutical businesses, expected corporate synergies, the assembled workforce of Paladin and other factors. The goodwill is not deductible for income tax purposes.
Deferred tax assets and liabilities are related primarily to the difference between the book basis and tax basis of identifiable intangible assets.
The Company recognized acquisition-related transaction costs associated with the Paladin acquisition during the year ended December 31, 2014 totaling $27.5 million. These costs, which related primarily to bank fees, legal and accounting services, and fees for other professional services, are included in Acquisition-related and integration items in the accompanying Consolidated Statements of Operations.
The amounts of Paladin Revenue and Net income attributable to Endo International plc included in the Company’s Consolidated Statements of Operations from February 28, 2014 to December 31, 2014 are as follows (in thousands, except per share data):

Revenue	$224,806
Net income attributable to Endo International plc	$26,966
Basic net income per share	$0.18
Diluted net income per share	$0.17

The following supplemental unaudited pro forma information presents the financial results as if the acquisition of Paladin had occurred on January 1, 2013 for the years ended December 31, 2014 and 2013. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisition been made on January 1, 2013, nor are they indicative of any future results.

	Year Ended December 31, 2014	Year Ended December 31, 2013
Unaudited pro forma consolidated results (in thousands, except per share data):
Revenue	$2,423,683	$2,392,687
Net loss attributable to Endo International plc	$(727,961)	$(574,407)
Basic net loss per share	$(4.96)	$(5.07)
Diluted net loss per share	$(4.64)	$(4.79)

These amounts have been calculated after applying the Company’s accounting policies and adjusting the results of Paladin to reflect factually supportable adjustments that give effect to events that are directly attributable to the Paladin acquisition assuming the Paladin acquisition had occurred January 1, 2013. These adjustments mainly include adjustments to interest expense and additional intangible amortization. The adjustments to interest expense, net of tax, related to borrowings to finance the acquisition which increased the expense by $8.2 million for the year ended December 31, 2013, and decreased the expense by $4.1 million for the year ended December 31, 2014. In addition, the adjustments include additional intangible amortization, net of tax, that would have been charged assuming the Company’s estimated fair value of the intangible assets, which increased the expense by $14.6 million for the year ended December 31, 2013. An adjustment to the amortization expense for the year ended December 31, 2014 increased the expense by $2.8 million.
The Company has determined that U.S. shareholders of Endo will generally recognize gain (but not loss) on the Endo shareholders’ exchange of EHSI common stock for Endo International plc ordinary shares in the merger (Endo Share Exchange). This determination was based on various factors, including the upward movement of the EHSI stock price following signing of the arrangement agreement and the aggregate estimated tax basis of the Endo shareholders in the EHSI common stock at the time of the Endo Share Exchange. Due to these factors the conditions necessary to prevent the application of Section 367(a) to the merger were not satisfied, and, as a result, the Endo Share Exchange are a taxable transaction for U.S. federal income tax purposes effective February 28, 2014 whereby U.S. shareholders of Endo will generally recognize gain (but not loss) on the Endo Share Exchange. With respect to each U.S. shareholder, such gain will generally equal the excess of the fair market value of the Endo International plc ordinary shares received over such holder’s adjusted tax basis in the shares of EHSI common stock exchanged therefor. The Company accrued approximately $54.3 million of expense related to the reimbursement of directors’ and certain employees’ excise tax liabilities pursuant to Section 4985 of the Internal Revenue Code, substantially all of which was advanced in December 2014. This reimbursement was approved by shareholders at a special meeting to vote upon the Paladin transaction.
Boca Pharmacal LLC Acquisition
On February 3, 2014, the Company acquired Boca Pharmacal LLC (Boca) for approximately $236.6 million in cash. Boca is a specialty generics company that focuses on niche areas, commercializing and developing products in categories that include controlled substances, semisolids and solutions.
The preliminary fair values of the net identifiable assets acquired totaled approximately $212.3 million, resulting in goodwill of approximately $24.3 million, which was assigned to our U.S. Generic Pharmaceuticals segment. The amount of net identifiable assets acquired in connection with the Boca acquisition includes approximately $140.9 million of identifiable intangible assets, including $112.3 million of developed technology to be amortized over an average life of approximately 11 years and $28.6 million of IPR&D.
The operating results of Boca from and including February 3, 2014 are included in the accompanying Consolidated Statements of Operations for the year ended December 31, 2014. The Consolidated Balance Sheets as of December 31, 2014 reflect the acquisition of Boca, effective February 3, 2014.
Pro forma results of operations have not been presented because the effect of the Boca acquisition was not material.
Sumavel® DosePro®
On May 19, 2014, the Company’s Endo Pharmaceuticals Inc. (EPI) subsidiary acquired the worldwide rights to Sumavel® DosePro® (Sumavel) for subcutaneous use, a needle-free delivery system for sumatriptan, from Zogenix, Inc. The Company is accounting for this transaction as a business combination in accordance with the relevant accounting literature.
EPI acquired the product for consideration of $93.8 million, consisting of an upfront payment of $89.7 million and contingent cash consideration with an acquisition-date fair value of $4.1 million. See Note 7. Fair Value Measurements for further discussion of this contingent consideration. In addition, the Company provided Zogenix, Inc. with a $7.0 million non-interest bearing loan due 2023 for working capital needs and it assumed an existing third-party royalty obligation on net sales. Sumavel® is a prescription medicine given with a needle-free delivery system to treat adults who have been diagnosed with acute migraine or cluster headaches.
The preliminary fair values of the net identifiable assets acquired totaled approximately $93.8 million, resulting in no goodwill. The amount of net identifiable assets acquired in connection with the Sumavel® acquisition includes approximately $90.0 million of identifiable developed technology intangible assets to be amortized over an average life of approximately 13 years.
The operating results of Sumavel® from and including May 19, 2014 are included in the accompanying Consolidated Statements of Operations for the year ended December 31, 2014. The Consolidated Balance Sheets as of December 31, 2014 reflect the acquisition of Sumavel, effective May 19, 2014.
Pro forma results of operations have not been presented because the effect of the Sumavel® acquisition was not material.
Grupo Farmacéutico Somar Acquisition
On July 24, 2014, the Company, together with its Endo Netherlands B.V. subsidiary (Endo Dutch B.V.), acquired the representative shares of the capital stock of Grupo Farmacéutico Somar, Sociedad Anónima Promotora de Inversión de Capital Variable (Somar), a leading privately-owned specialty pharmaceuticals company based in Mexico City, for $270.1 million in cash consideration, subject to a customary post-closing net working capital adjustment. Somar generated revenues of approximately $100.0 million in 2013.
The preliminary fair values of the net identifiable assets acquired totaled approximately $184.4 million, resulting in goodwill of approximately $85.7 million, which was assigned to our International Pharmaceuticals segment. The amount of net identifiable assets acquired in connection with the Somar acquisition includes approximately $169.3 million of identifiable intangible assets, including $149.3 million to be amortized over an average life of approximately 12 years and $20.0 million of IPR&D.
The operating results of Somar from and including July 24, 2014 are included in the accompanying Consolidated Statements of Operations for the year ended December 31, 2014. The Consolidated Balance Sheets as of December 31, 2014 reflect the acquisition of Somar, effective July 24, 2014.
Pro forma results of operations have not been presented because the effect of the Somar acquisition was not material.
DAVA Pharmaceuticals, Inc. Acquisition
On August 6, 2014 (the DAVA Acquisition Date), the Company’s Generics International (US), Inc. acquired DAVA Pharmaceuticals, Inc. (DAVA), a privately-held company specializing in marketed, pre-launch and pipeline generic pharmaceuticals based in Fort Lee, New Jersey, for consideration of $595.3 million. The consideration consisted of cash consideration of $590.2 million, subject to a customary post-closing net working capital adjustment, and contingent cash consideration with an acquisition-date fair value of $5.1 million. See Note 7. Fair Value Measurements for further discussion of this contingent consideration. DAVA’s strategically-focused generics portfolio includes thirteen on-market products in a variety of therapeutic categories.
The operating results of DAVA from and including August 6, 2014 are included in the accompanying Consolidated Statements of Operations for the year ended December 31, 2014. The Consolidated Balance Sheets as of December 31, 2014 reflect the acquisition of DAVA, effective August 6, 2014.
Pro forma results of operations have not been presented because the effect of the DAVA acquisition was not material.
The following table summarizes the preliminary fair values of the assets acquired and liabilities assumed at the DAVA Acquisition Date (in thousands):

	August 6, 2014 (As initially reported)	Measurement period adjustments	August 6, 2014 (As adjusted)
Cash and cash equivalents	$533	$—	$533
Accounts receivable	15,842	2,246	18,088
Inventories	120,626	(47,400)	73,226
Prepaid expenses and other current assets	2,672	—	2,672
Property, plant and equipment	2,659	—	2,659
Intangible assets	439,623	75,277	514,900
Other assets	21,029	—	21,029
Total identifiable assets	$602,984	$30,123	$633,107
Accounts payable and accrued expenses	$17,585	$6,892	$24,477
Deferred income taxes	195,915	10,357	206,272
Other liabilities	21,139	—	21,139
Total liabilities assumed	$234,639	$17,249	$251,888
Net identifiable assets acquired	$368,345	$12,874	$381,219
Goodwill	226,683	(12,574)	214,109
Net assets acquired	$595,028	$300	$595,328

The preliminary fair values of the net identifiable assets acquired totaled approximately $381.2 million, resulting in goodwill of approximately $214.1 million, which was assigned to our U.S. Generic Pharmaceuticals segment. The amount of net identifiable assets acquired in connection with the DAVA acquisition includes approximately $514.9 million of identifiable intangible assets, including $455.3 million of developed technology to be amortized over an average life of approximately 12 years and $59.6 million of IPR&D.
Natesto™
On December 9, 2014, the Company’s EPI subsidiary acquired the rights to Natesto™ (testosterone nasal gel), the first and only testosterone nasal gel for replacement therapy in adult males diagnosed with hypogonadism, from Trimel BioPharma SRL, a wholly-owned subsidiary of Trimel Pharmaceuticals Corporation. Endo will collaborate with Trimel on all regulatory and clinical development activities regarding Natesto™, which was approved by the U.S. Food and Drug Administration (FDA) in May of 2014. Endo intends to launch the product through its Endo Pharmaceuticals Inc. (EPI) subsidiary in early 2015. The Company is accounting for this transaction as a business combination in accordance with the relevant accounting literature.
EPI acquired the product for consideration of $61.0 million, consisting of an upfront payment of $25.0 million, prepaid inventory of $5.0 million and contingent cash consideration with an acquisition-date fair value of $31.0 million. See Note 7. Fair Value Measurements for further discussion of this contingent consideration.
The preliminary fair values of the net identifiable assets acquired totaled approximately $61.0 million, resulting in no goodwill. The amount of net identifiable assets acquired in connection with the Natesto™ acquisition includes approximately $56.0 million of developed technology to be amortized over 10 years.
The results of Natesto™ from and including December 9, 2014 are included in the accompanying Consolidated Statements of Operations for the year ended December 31, 2014. The Consolidated Balance Sheets as of December 31, 2014 reflect the acquisition of Natesto™, effective December 9, 2014.
Pro forma results of operations have not been presented because the effect of the Natesto™ acquisition was not material.